Exhibit 99.1

Genworth Financial Announces Date of 2018 Annual Stockholders Meeting

Richmond, VA (Sept. 13, 2018) – Genworth Financial, Inc. (NYSE: GNW) today announced it will hold its 2018 Annual Meeting of Stockholders on December 13, 2018, if its proposed merger with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) has not yet been completed. Genworth has scheduled its 2018 Annual Meeting to ensure that it remains in compliance with the New York Stock Exchange listing standards which require each listed issuer to hold an annual meeting of stockholders during each calendar year.

In the event the proposed merger is not completed by December 13, 2018, the 2018 Annual Meeting will be held at 9 a.m. Eastern Standard Time at The Westin Richmond, 6631 West Broad Street, Richmond, Virginia, 23230. Holders of record of Genworth’s Class A common stock on October 19, 2018, will be eligible to vote at the 2018 Annual Meeting. In the event the proposed merger is completed by December 13, 2018, the 2018 Annual Meeting will not be held.

Because the date of the 2018 Annual Meeting is later than the anticipated date for the meeting that was disclosed in Genworth’s proxy statement for its 2017 Annual Meeting of Stockholders, the company has set a new deadline for the receipt of stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the company’s proxy materials for the 2018 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by Genworth before the close of business on October 9, 2018. Stockholder proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of proposals in a public company’s proxy materials. The deadline to determine whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act is also October 9, 2018.

In addition, Genworth’s bylaws establish an advance notice procedure for director nominations and other business proposals that stockholders intend to be presented at the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act. For these nominations or other business proposals to be properly brought before the meeting by a stockholder, the stockholder must deliver written notice to Genworth no later than the close of business on September 23, 2018. Such nominations and other business proposals must comply with all requirements set forth in the company’s bylaws.

All notices of intention to present director nominations or other business proposals at the 2018 Annual Meeting, whether or not intended to be included in the proxy materials, should be addressed to: Corporate Secretary, Genworth Financial, Inc., 6620 West Broad Street, Richmond, Virginia 23230.

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to December 1, 2018 (and either or both of the parties may not be willing to further waive their end date termination rights beyond December 1, 2018) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that the parties will not be able to obtain other regulatory approvals, including in connection with the parties’ intent to seek approval of the Oceanwide transaction with no unstacking or in connection with the current geo-political environment; (iv) the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; (v) the risk that a condition to closing of the transaction may not be satisfied; (vi) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vii) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transaction; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiv) the amount of the costs, fees, expenses and other charges related to the transaction; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Contact Information:

Investors:	investorinfo@genworth.com

Media:	Julie Westermann, 804 662.2423
julie.westermann@genworth.com